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                                                                    EXHIBIT 4.10



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                       CLEAR CHANNEL COMMUNICATIONS, INC.

                                       AND

                              THE BANK OF NEW YORK,


                                   as Trustee


                                   ----------

                         SEVENTH SUPPLEMENTAL INDENTURE

                            Dated as of July 7, 2000

                                       TO

                                SENIOR INDENTURE

                           Dated as of October 1, 1997


                                   ----------

                                 (E) 650,000,000

                          6.50% Notes Due July 7, 2005









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                                    Seventh Supplemental Indenture, dated as of
                           the Seventh day of July, 2000 (this "Seventh
                           Supplemental Indenture"), between Clear Channel Communications, Inc., a corporation duly organized and existing under the laws of the State of Texas (hereinafter sometimes referred to as the "Company") and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes referred to as the "Trustee") under the Indenture dated as of October 1, 1997, between the Company and the Trustee (the "Indenture"); as set forth in Section Article I hereto and except as otherwise set forth herein, all terms used and not defined herein are used as defined in the Indenture.

                  WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of its Securities, to be issued from time to time in series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided;

                  WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 6.50% Notes Due 2005 (said series being hereinafter referred to as the "Notes"), the form of such Notes and the terms, provisions and conditions thereof to be as provided in the Indenture and this Seventh Supplemental Indenture;

                  WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Seventh Supplemental Indenture, and all requirements necessary to make this Seventh Supplemental Indenture a valid instrument, enforceable in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed and fulfilled, and the execution and delivery of this Seventh Supplemental Indenture and the Notes have been in all respects duly authorized.


                  NOW, THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form of the Notes and the terms, provisions and

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                                                                               2


conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Definitions. For all purposes of this Seventh Supplemental Indenture, the following terms shall have the respective meanings set forth in this section. All other terms not so defined shall have the meanings assigned to them in the Indenture. In the event of a conflict with the definition of terms in the Indenture, the definitions in this Seventh Supplemental Indenture shall control.

                  "Additional Amounts" has the meaning assigned to it in Section 2.07(b) hereof.

                  "Additional Interest" has the meaning assigned to it in
Section 2.05 hereof.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the U.S. Depositary, Euroclear or Clearstream, Luxembourg, as the case may be, that apply to such transfer or exchange.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is not open.

                  "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme, Luxembourg or any successor.

                  "Common Depositary" has the meaning assigned to it in Section
2.02 hereof.

                  "Definitive Note" means a certificated Note in the form of Exhibit A hereto, registered in the name of the Holder thereof and issued in accordance with Section 2.9 hereof, except that such Note shall not bear the Global Note Legend.

                  "Euroclear" means the Euroclear Clearance System or any successor.

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                                                                               3


                  "Exchange Notes" means the Notes issued in the Exchange Offer pursuant to Section 2.9(f) hereof; following the exchange of interest in the Rule 144A Global Notes, the Regulation S Global Notes and any Restricted Definitive Note for Exchange Notes pursuant to an effective registration statement, the defined term "Exchange Notes" and "Notes" shall have the same meaning and be entitled to the same rights under the Indenture.

                  "Exchange Offer" means the exchange offer by the Company of the Exchange Notes for the notes issued in reliance upon an exemption from registration under the Securities Act on the date hereof in accordance with the provisions of the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" means an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein filed by the Company in accordance with the Registration Rights Agreement in connection with the Exchange Offer.

                  "Exchange Rate Agent" means The Bank of New York, a New York banking corporation, and its successors or assigns.

                  "Global Notes" means, individually and collectively, any of the Notes issued as global notes under this Seventh Supplemental Indenture.

                  "Global Note Legend" means the legend set forth in Section 2.9(g)(ii), which is required to be placed on all Global Notes issued under this Seventh Supplemental Indenture.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Interest Payment Date" has the meaning assigned to it in
Section 2.05 hereof.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

                  "Manager" means each of ABN AMRO Bank N.V., Deutsche Bank AG London, Barclays Bank PLC, Credit Suisse

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                                                                               4


First Boston (Europe) Limited, Salomon Brothers International Limited, Westdeutsche Landesbank Girozentrale and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  "Non-U.S. Person" means a Person who is not a U.S. Person.

                  "Notes" has the meaning assigned to it in Section 2.01 hereof.

                  "Participant" means, with respect to Euroclear or Clearstream, Luxembourg or the U.S. Depositary, a Person who has an account with Euroclear or Clearstream, Luxembourg or the U. S. Depositary, respectively, as the case may be (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream, Luxembourg).

                  "Participating Broker Dealer" shall mean any of ABN AMRO Bank N.V., Deutsche Bank AG London, Barclays Bank PLC, Credit Suisse First Boston (Europe) Limited, Merrill Lynch International, Salomon Brothers International Limited, Westdeutsche Landesbank Girozentrale and any other broker- dealer which makes a market in the Securities or exchanges Registrable Securities in the Exchange Offer for Exchange Securities.

                  "Private Placement Legend" means the legend set forth in
Section 2.9(g)(i) to be placed on all Notes issued under this Seventh Supplemental Indenture except where otherwise permitted by the provisions of this Seventh Supplemental Indenture.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of July 7, 2000, by and among the Company and the Managers, as such agreement may be amended, modified or supplemented from time to time.

                  "Regulation S" means Regulation S promulgated under the Securities Act or any successor rule or regulation substantially to the same effect.

                  "Regulation S Global Note" means a Global Note in the form of Exhibit A hereto bearing the Global Note Legend and the legend in Section 2.9(g)(iii) hereof and deposited with or on behalf of the Common Depositary and registered in the name of the Common Depositary or its nominee.


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                                                                               5

                  "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

                  "Restricted Period" means the period beginning on the date hereof and ending on the date of receipt by the Trustee of an Officers' Certificate form the Company certifying as to the end of the 40-day restricted period as defined in Regulation S and any other matters required by the Applicable Procedures or Regulation S.

                  "Rule 144" means Rule 144 promulgated under the Securities Act, any successor rule or regulation to substantially the same effect or any additional rule or regulation under the Securities Act that permits transfers of restricted securities without registration such that the transferee thereof holds securities that are freely tradeable under the Securities Act.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act or any successor rule or regulation to substantially the same effect.

                  "Rule 144A Global Note" means a Global Note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the U.S. Depositary or its nominee.

                  "Rule 902" means Rule 902 promulgated under the Securities Act or any successor rule or regulation substantially to the same effect.

                  "Rule 903" means Rule 903 promulgated under the Securities Act or any successor rule or regulation substantially to the same effect.

                  "Rule 904" means Rule 904 promulgated under the Securities Act or any successor rule or regulation substantially to the same effect.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Securities Act" means the United States Securities Act of 1933, as amended.

                  "Security Registrar" means the registrar and transfer agent of the Company in respect of the Notes which shall initially be the Trustee hereunder. The Company may

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appoint additional co-Registrars or terminate the appointment of existing
Security Registrars at any time.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company filed pursuant to the provisions of the Registration Rights Agreement on an appropriate form under rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

                  "Unrestricted Global Note" means a Global Note (other than a Regulation S Global Note) in the form of Exhibit A attached hereto that bears the Global Note Legend, and that is deposited with or on behalf of and registered in the name of the U.S. Depositary, representing a series of Notes that do not bear the Private Placement Legend.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                  "U.S. Depositary" has the meaning assigned to it in Section 2.2(a) hereof.

                  "U.S. Person" means a U.S. Person as defined in Rule 902(o) under the Securities Act.

                  SECTION 1.02. Amendment to Section 101 of the Indenture.
Section 101 of the Indenture is hereby amended, solely with respect to the Notes, by amending and restating the definition of "Principal Property" as follows: "Principal Property" means any radio broadcasting, television broadcasting, outdoor advertising or live entertainment property located in the United States owned or leased by the Company or any Subsidiary, unless, in the opinion of the Board of Directors of the Company, such properties are not in the aggregate of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

                                   ARTICLE II

               General Terms and Conditions of the Series of Notes


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                                                                               7


                  SECTION 2.01. Title of the Securities. There shall be and hereby is authorized a series of Securities designated as the "6.50% Notes due 2005" (the "Notes").

                  SECTION 2.02. Form and Dating. (a) General. The Notes and the trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of Euro 1,000 and integral multiples thereof.

                  The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Seventh Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Seventh Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Seventh Supplemental Indenture, the provisions of this Seventh Supplemental Indenture shall govern and be controlling.

                  The Company hereby designates (i) the common depositary for Euroclear and Clearstream, Luxembourg, as the initial Depositary for the Regulation S Global Notes (the "Common Depositary") and (ii) The Depository Trust Company as the initial Depositary for the Rule 144A Global Notes (the "U.S. Depositary"). References to the "Depositary" herein shall refer to the depositary designated in each of clause (i) and clause (ii) of the foregoing sentence.

                  The Company hereby designates Banque Internationale a Luxembourg S.A. as Paying Agent and Transfer Agent in Luxembourg with respect to the Notes in definitive form and The Bank of New York as Paying Agent, Transfer Agent, Exchange Agent and Security Registrar for the Notes.

                  (b) Rule 144A Global Notes. Notes offered and sold to QIBs shall be issued initially in the form of the Rule 144A Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee at its New York office, as custodian of the U.S. Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Each Rule 144A Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall


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represent the aggregate principal amount of outstanding Notes from time to time as conclusively reflected in the books and records of the Trustee endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchange and redemption. Any change in the principal amount of a Rule 144A Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee as the custodian for the U.S. Depositary, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.09 hereof.

                  (c) Regulation S Global Notes. Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Common Depositary, and registered in the name of the Common Depositary or the nominee of the Common Depositary for the accounts of Euroclear or Clearstream, Luxembourg, duly executed by the Company and authenticated by the Trustee as hereinafter provided. During the Restricted Period, interests in the Regulation S Global Note must be held through Euroclear or Clearstream, Luxembourg, if the Holders are Participants in such systems, or indirectly through organizations that are Participants in such systems.

                  Following the termination of the Restricted Period, beneficial interests in the Regulation S Global Note may be held, directly or indirectly, in the account of any Participant of the U.S. Depositary, Euroclear or Clearstream.

                  (d) Euroclear and Clearstream, Luxembourg Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream, Luxembourg Bank" and "Customer Handbook" of Clearstream, Luxembourg shall be applicable to transfers of beneficial interests in the Regulation S Global Note that are held by Participants through Euroclear or Clearstream, Luxembourg.

                  SECTION 2.03. Limitation on Aggregate Principal Amount. The aggregate principal amount of the Notes shall not initially exceed euro 650,000,000. Without the consent of the Holders of the Notes, the aggregate principal amount of the Notes may be increased in the future, on the same

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terms and conditions and with the same CUSIP, ISIN and Common Code numbers as the Notes have.

                  SECTION 2.04. Maturity Date. The principal of the Notes, together with all accrued and unpaid interest thereon, shall become due and payable in a single installment on July 7, 2005.

                  SECTION 2.05. Interest and Interest Rates. The Notes will bear interest at the rate of 6.50% per annum from July 7, 2000 until July 7, 2005. Interest on the Notes shall be payable annually on July 7 of each year beginning on July 7, 2001 (each, an "Interest Payment Date"); provided, however, that if an Interest Payment date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day, and no additional interest shall be paid in respect of such intervening period. In the event that (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 150th calendar day following the original issue of the Notes, (ii) the Exchange Offer Registration Statement has not been declared effective by the Commission on or prior to the 180th calendar day following the original issue of the Notes (iii) the Exchange Offer is not consummated or a Shelf Registration statement is not declared effective, in either case, on or prior to the 210th calendar day following the original issue of the Notes or
(iv) the Shelf Registration Statement is declared effective but shall thereafter become unusable for more than 30 consecutive days prior to the second anniversary of the issuance of the Notes (each such event in clauses (i) through (iv) above, a "Registration Default"), the interest rate borne by the Notes shall be increased by an amount ("Additional Interest") equal to an additional one quarter of one percent (0.25%) per annum upon the occurrence of each Registration Default, which rate will increase by an additional one quarter of one percent (0.25%) per annum each 90-day period that such Additional Interest continues to accrue under any such circumstance, provided that the maximum aggregate increase in the interest rate will in no event exceed one half of one percent (0.5%) per annum; provided, however, that no Additional Interest shall be payable if the Exchange Offer Registration Statement is not filed or declared effective or the Exchange Offer is not consummated as set forth above because of any change in law, the Commission's rules or regulations or applicable interpretations thereof by the staff of the Commission (it being understood that in any circumstance the Company shall be required to file a Shelf Registration Statement and Additional Interest shall be payable if such Shelf


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                                                                              10


Registration Statement is not declared effective as provided in clause (iii) above); provided further that Additional Interest shall only be payable in the case a Shelf Registration Statement is not declared effective as aforesaid with respect to notes that have the right to be included, and whose inclusion has been requested, in the Shelf Registration Statement]. Following the cure of all Registration Defaults applicable to the respective Notes, the accrual of Additional Interest will cease and the interest rate will revert to 6.50% per annum.

                  For all purposes of this Seventh Supplemental Indenture, the term interest shall include "Additional Interest".

                  The interest payable on each Interest Payment Date shall be the amount of interest accrued from July 7, 2000 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until the principal amount of the Notes has been paid or duly provided for. To the extent interest is required to be calculated for a period of less than one year, it will be calculated on the basis of the actual number of days elapsed divided by the actual number of days in the period from and including the immediately preceding Interest Payment Date to but excluding the next Interest Payment Date.

                  The interest payable on any Note which is punctually paid or duly provided for on any Interest Payment Date shall be paid, with respect to payments in U.S. dollars, to the Person in whose name such Note is registered at the close of business on the June 23 immediately preceding such Interest Payment date (each, a "Regular Record Date"). Interest payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name such Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name such Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Company to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security Register, such record date to be not less than five days preceding the date of payment of such defaulted interest.


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                  The Company shall notify the Trustee in writing within five
Business Days after each and every date (an "Event Date") on which an event occurs in respect of which Additional Interest is required to be paid. The obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date. Additional Interest shall be paid by depositing with the Trustee for the benefit of the Holders of the Notes entitled to receive such Additional Interest, on or before the applicable Interest Payment Date, immediately available funds in sums sufficient to pay the Additional Interest then due. Additional Interest shall be payable to the Person otherwise entitled to be paid the interest payable on the Notes on such Interest Payment Date.

                  SECTION 2.06. Place of Payment. The Place of Payment where the Notes may be presented or surrendered for payment, where the principal of and interest and any other payments due on the Notes are payable, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the Notes, this Seventh Supplemental Indenture and the Indenture may be served shall be (i) in the Borough of Manhattan, The City of New York, and the office or agency maintained by the Company for such purpose at such location shall initially be the Corporate Trust Office of the Trustee, (ii) in Luxembourg, and the office or agency maintained by the Company for such purpose at such location shall initially be the office of Banque Internationale a Luxembourg S.A. and (iii) in London, and the office or agency maintained by the Company for such purpose at such location shall initially be the office of the Trustee, acting through its London branch.

                  Payments in respect of the principal of, and premium, if any, and interest on a Note registered in the name of the Depositary or its nominee will be payable to the Depositary in its capacity as the registered Holder under the Indenture. At the option of the Company, interest on the Notes may be paid
(i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register of Holders of the Notes or (ii) at the expense of the Company, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date.

                  SECTION 2.07. Redemption Upon Changes in Withholding Taxes; Payment of Additional Amounts; and No Sinking Fund.

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                  (a) Redemption Upon Changes in Withholding Taxes. The Notes
may be redeemed, as a whole but not in part, at the option of the Company, upon not less than 30 nor more than 60 days' notice (which notice shall be irrevocable), at a redemption price equal to 100% of the principal amount thereof, together with accrued interest, if any, to the redemption date if as a result of any amendment to, or change in, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the offering memorandum with respect of the Notes, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay Additional Amounts.

                  (b) Payment of Additional Amounts. The Company shall, subject to the exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") as are necessary in order that the net payment by the Company or a Paying Agent of the principal of and interest on the Notes to a Holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States ("Taxes"), imposed by withholding with respect to the payment, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

                  (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

                           (a) being or having been present or engaged in a
                  trade or business in the United States or having had a permanent establishment in the United States;

                           (b) having a current or former relationship
                  with the United states, including a relationship as a citizen or resident of the United States;

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                           (c) being or having been a foreign or domestic
                  personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

                           (d) being or having been a "10-percent shareholder"
                  of the Company as defined in Section 871(h)(3) of the United States Internal Revenue Code or any successor provision; or

                           (e) being a bank receiving payments on an extension
                  of credit made pursuant to a loan agreement entered into the ordinary course of its trade or business;

                  (2) to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

                  (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United Sates Treasury Department ("Treasury") or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

                  (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a Paying Agent from the payment;

                  (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

                  (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

                  (7) to any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other Paying Agent; or

                  (8) in the case of any combination of items (1), (2), (3),
         (4), (5), (6) and (7).

                  The Company will also (i) make such withholding or deduction of Taxes and (ii) remit the full amount of Taxes so deducted or withheld to the relevant taxing authority in accordance with all applicable laws. The Company will use its reasonable best efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each taxing authority imposing such Taxes. The Company will, upon request, make available to the Holders of the Notes, within 60 days after the date the payment of any Taxes so deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the company or if, notwithstanding the Company's efforts to obtain such receipts, the same are not obtainable, other evidence of such payments by the Company.

                  At least 30 days prior to each date on which any payment under or with respect to the Notes is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information as is necessary to enable such Trustee to pay such Additional Amounts to Holders of Notes on the payment date.

                  The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided under this Section 2.07, the Company will not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

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                  Whenever in this Seventh Supplemental Indenture, the Indenture or the Notes there is mentioned, in any context, the payment of principal (and premium, if any), redemption price, interest or any other amount payable under or with respect to any Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

                  As used under this Section 2.07, the term "United States" means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, "United States Person" means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

                  (c) No Sinking Fund. The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provisions or upon the happening of any specified event or at the option of any Holder of the Notes.

                  SECTION 2.08. Currency. Principal and interest on the Notes shall be payable in Euro.

                  Payments of principal and interest or any other amounts payable hereunder to Holders of Rule 144A Global Notes through the U.S. Depositary will be paid in U.S. dollars converted from Euro by the Trustee unless the Holder elects to receive payments in Euro as described below. The amount payable in Euro (the "Euro conversion amount") shall be converted by the Exchange Rate Agent into U.S. dollars and paid by wire transfer of same day funds to the registered Holder of the Rule 144A Global Notes for payment through the U.S. Depositary's settlement system.

                  Payments of principal and interest on Rule 144A Global Notes held through the U.S. Depositary will be converted to U.S. dollars in accordance with the following procedures:

                  (i) Any such conversion shall be based on the Exchange Rate Agent's bid quotation, at or prior to

11:00 a.m. New York time, on the second New York business Day (as used herein, New York Business Day refers to any day which is not a Saturday or Sunday or a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York) preceding the relevant Interest Payment Date, for the purchase by the Exchange Rate Agent of U.S. dollars with Euro in an amount equal to the Euro conversion amount for settlement on such Interest Payment Date. If such bid quotation is not available, the Exchange Rate Agent shall obtain a bid quotation from a leading foreign exchange bank in The City of New York selected by the Exchange Rate Agent for such purpose after consultation with the Company. If no bid quotation from a leading foreign exchange bank is available, payment of the Euro conversion amount will be in Euro to the account or accounts specified by the Trustee to the Security Registrar. All costs of such conversion will be borne by those owners receiving such payments by deduction from those payments.

                  (ii) An owner of a beneficial interest in the Rule 144A Global Note may elect to receive payment in respect of the principal of or premium, if any, or interest on the Notes in Euro by notifying the Participant through which its Note is held at least fifteen days prior to the payment date of (1) such owner's election to receive all or a portion of such payment in Euro and (2) wire transfer instructions to an account denominated in Euro with respect to any payment to be made in Euro. Such Participant must notify the U.S. Depositary of such election and wire transfer instructions and on or prior to the twelfth day prior to the payment date. To be effective, the U.S. Depositary must notify the Trustee of such election and wire transfer instructions on or prior to the tenth day prior to the payment date. If complete instructions are received by the Participant and forwarded by the Participant to the U.S. Depositary and by the U.S. Depositary to the Trustee, on or prior to such dates, the owner of the beneficial interest in the Note will receive payment to such account in Euro outside of the U.S. Depositary; otherwise, only U.S. dollar payments will be made through the U.S. Depositary.

                  SECTION 2.09. Transfer and Exchange. (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the U.S. Depositary or Euroclear and Clearstream, Luxembourg that it is or they are unwilling or unable to continue to act as clearing agencies of the Notes and a successor Depositary is not appointed by the Company within 90 days after the date of such notice or the U.S. Depositary is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays) or announces an intention permanently to cease business or does in fact do so; (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee or (iii) there shall have occurred and be continuing an Event of Default with respect to the Notes; provided that in no event shall the Regulation S Global Note be exchanged by the Company for Definitive Notes prior to the expiration of the Restricted Period. Global Notes may also, subject to compliance with the terms of this Section 2.09, be exchanged for Definitive Notes upon the request of any Holder of Notes if an Event of Default has occurred and is continuing for a period of at least 180 days. Upon the occurrence of any of the preceding events, Definitive Notes shall be issued in such names as the U.S. Depositary or Euroclear or Clearstream, Luxembourg shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 304 and 306 of the Indenture.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the U.S. Depositary or Euroclear or Clearstream, Luxembourg, in accordance with the provisions of this Seventh Supplemental Indenture and the Applicable Procedures. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or
(ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                           (i) Transfer of Beneficial Interests in the Same Type of Global Note. Beneficial interests in any Rule 144A Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in a Rule 144A Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Regulation S Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in a Regulation S Global Note; provided, however, that prior to the expiration of the Restricted Period beneficial interests in the Regulation S Global

         Note may only be transferred in accordance with the Applicable Procedures of Euroclear and Clearstream, Luxembourg. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 2.09(b)(i).

                           (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.09(b)(i) above, and, subject to any other requirement in this Section 2.09, the transferor of such beneficial interest must deliver to the Security Registrar (1) a written order from a Participant or an Indirect Participant given to the U.S. Depositary, Euroclear or Clearstream, Luxembourg in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in a Global Note of another type in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B), subject to Section 2.09(a), (1) a written order from a Participant or an Indirect Participant given to the U.S. Depositary, Euroclear or Clearstream, Luxembourg in accordance with the Applicable Procedures directing the U.S. Depositary, Euroclear or Clearstream, Luxembourg to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be exchanged and (2) instructions given by the U.S. Depositary, Euroclear or Clearstream, Luxembourg to the Security Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the exchange; provided that in no event shall Definitive Notes be issued upon the exchange of beneficial interests in the Regulation S Global Note prior to the expiration of the Restricted Period. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained herein and in the Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.09(h) hereof.

                           (iii) Transfer and Exchange of Beneficial Interests in a Rule 144A Global Note or a Regulation S Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in Rule 144A Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if (x) the exchange or transfer complies with the requirements of Section 2.09(b)(ii) above and (y):

                                    (A) such exchange or transfer is effected
                  pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal or via the Depositary's book-entry system that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company, and such Letter of Transmittal or book-entry system certification shall satisfy the requirements of Section 2.09(ii);

                                    (B)     such transfer is effected pursuant
                  to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                                    (C) such transfer is effected by a
                  Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                                    (D) such transfer is effected pursuant to
                  Rule 144 of the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 4(a) thereof completed, and, if the Trustee and the Security Registrar so request or the Applicable Procedures so require, an Opinion of Counsel to the effect that the transfer is permitted, and that upon transfer the Notes will not be restricted, under the Securities Act, is furnished to the Trustee and Security Registrar.

                  If any such transfer is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 305 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests so transferred.

                  (iv) Transfer and Exchange of Beneficial Interests to and from Regulation S Global Notes.

                                    (A) Transfer and Exchange of Beneficial
                  Interests in a Regulation S Global Note Prior to the Termination of the Restricted Period for Beneficial Interests in a Rule 144A Global Note. A beneficial interest in any Regulation S Global Note may be exchanged by any Holder thereof for a beneficial interest in a Rule 144A Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, if
                  (x) the exchange or transfer complies with the requirements of
                  Section 2.09(b)(ii) above, and (y) the Holder of the beneficial interest in the Regulation S Global Note delivers to the Trustee and the Security Registrar a letter in the form of Exhibit B with the certification set forth in paragraph 1 thereof or Exhibit C with the certification set forth in paragraph 2(b) thereof, as applicable, completed.

                                    (B) Transfer and Exchange of Beneficial
                  Interests in a Regulation S Global Note Following the Termination of the Restricted Period for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Regulation S Global Note following the termination of the Restricted Period may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, if
                  (x) the exchange or transfer complies with the requirements of
                  Section 2.09(b)(ii) above and (y) the Holder of the Regulation S Global Note delivers to the Trustee and the Security Registrar a letter in the form of Exhibit B with the certification set forth in paragraph 4(b) thereof or Exhibit C with the certification set forth in paragraph 1 thereof, as applicable, completed.

                                    (C) Transfer and Exchange of Beneficial
                  Interests in a Rule 144A Global Note for Beneficial Interests in a Regulation S Global Note. A beneficial interest in any Rule 144A Global Note may be exchanged by any Holder thereof for a beneficial interest in a Regulation S Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Regulation S Global Note, if (x) the exchange or transfer complies with the requirements of
                  Section 2.09(b)(ii) above and (y) the Holder of the beneficial interest in the Rule 144A Global Note delivers to the Trustee and the Security Registrar a letter in the form of Exhibit B with the certification set forth in paragraph 2 thereof or Exhibit C with the certification set forth in paragraph 2(b) thereof, as applicable, completed.

                  (c) Transfer and Exchange of Beneficial Interests in Global Notes for Definitive Notes.

                  (i) Beneficial Interests in Rule 144A Global Notes to Restricted Definitive Notes. If any Holder of a beneficial interest in a Rule 144A Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note in the circumstances set forth in Section 2.09(a) hereof, such Definitive Note shall be subject to all restrictions on transfer contained therein and shall be issued, upon receipt by each of the Trustee and the Security Registrar of Exhibit C with the certification set forth in paragraph 2(a) thereof completed;

                  (ii) intentionally omitted.

                  (iii) Beneficial Interests in Rule 144A Global Notes or Regulation S Global Notes to Unrestricted Definitive Notes. Subject to Section 2.09(a), a Holder of a beneficial interest in a Rule 144A Global Note or Regulation S Global Note may exchange such beneficial interest for an Unrestricted Definitive Note only if such exchange is in accordance with the Applicable Procedures, a letter in the form of Exhibit B with the certification set forth in paragraph 4(a) thereof is completed, and, if the Company or the Trustee and the Security Registrar so request or the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar, the Company and the Trustee to the effect that the exchange is permitted, and that upon transfer the Notes will not be restricted, under the Securities Act, is furnished to the Company, the Trustee and Security Registrar.

                  (iv) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. A Holder of a beneficial interest in an Unrestricted Global Note may, in the circumstances described in Section 2.09(a), exchange such beneficial interest for an Unrestricted Definitive Note.

                  Any transfer pursuant to this Section 2.09(c) shall satisfy the requirements of Section 2.09(b)(ii). In any such case, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.09(h) hereof, and the Company shall execute and the Trustee, upon receipt of a Company Order in accordance with Section 305 of the Indenture, shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.09(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered.

                  (d) Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.

                  (i) Restricted Definitive Notes to Beneficial Interests in Rule 144A Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Rule 144A Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, then, upon receipt by each of the Trustee and the Security Registrar of a letter in the form of Exhibit B with the certification set forth in paragraph 1 thereof or Exhibit C with the certification set forth in paragraph 2(b) thereof, as applicable, completed, the Trustee shall cancel the Restricted Definitive Note and increase or cause to be increased the aggregate principal amount of the appropriate Global Note.

                  (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if such transfer is effected pursuant to Rule 144 of the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 4 thereof completed, and, if the Company or the Trustee and the Security Registrar so request or the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company, the Trustee and the Security Registrar to the effect that the transfer is permitted, and that upon transfer the Notes will not be restricted, under the Securities Act, is furnished to the Company, the Trustee and Security Registrar.

                  (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time if permitted by the Applicable Procedures and applicable law. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

                  (iv) Restricted Definitive Notes to Beneficial Interests in Regulation S Global Notes. A beneficial interest in any Restricted Definitive Note may be exchanged by any Holder thereof who is a non-U.S. Person for a beneficial interest in a Regulation S Global Note or transferred to a Non-U.S. Person who takes delivery thereof in the form of a beneficial interest in a Regulation S Global Note, if (x) the Holder of the Restricted Definitive Note delivers to the Trustee and the Security Registrar a letter in the form of Exhibit B with the certification set forth in paragraph 2 thereof or Exhibit C with the certification set forth in paragraph 2(b) thereof, as applicable, completed and (y) if the Company, or the Trustee and the Security Registrar so request or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company, the Trustee and the Security Registrar is furnished to the Company, the Trustee and the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act.

                  Any transfer or exchange made pursuant to this Section 2.09(d) shall be made in accordance with the Applicable Procedures.

                  If any such exchange or transfer from a Definitive Note to a beneficial interest in a Global Note is effected at a time when a Global Note of the appropriate type has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 of the Indenture, the Trustee shall authenticate one or more Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

                  (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.09(e), the Security Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.09(e).

                  (i) Restricted Definitive Notes to Restricted Definitive Notes. Any restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Security Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule
                  144A, then the transferor must deliver a letter in the form of Exhibit B with certification set forth in paragraph 1 thereof completed,

                           (B) if the transfer will be made to a Non- U.S.
                  Person in an offshore transaction in accordance with Rule 903 or 904 under the Securities Act, then the transferor must deliver a letter in the form of Exhibit B with the certification set forth in paragraph 2 thereof completed; and

                           (C) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, then the transferor must deliver a letter in the form of Exhibit B with the certification set forth in paragraph 3 thereof completed, as well as an

                  Opinion of Counsel in form and substance acceptable to the Security Registrar, the Trustee and the Company.

                  (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal, that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) any such transfer is effected pursuant to the
                  Shelf Registration Statement in accordance with the Registration Rights Agreement;

                           (C) any such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) such transfer is effected pursuant to Rule 144 of
                  the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 4(a) thereof completed, and, if the Company or the Trustee and the Security Registrar so request or the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company, the Trustee and the Security Registrar to the effect that the transfer is permitted, and that upon transfer the Notes will not be restricted, under the Securities Act, is furnished to the Company, the Trustee and Security Registrar.

                  (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Security
         Registrar shall register the Unrestricted Definitive
         Notes pursuant to the instructions from the Holder thereof.

                  (f) Exchange Offer; Shelf Registration Statement. (i) Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 305 of the Indenture, the Trustee shall authenticate (x) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Rule 144A Global Notes and Regulation S Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (A) they are not broker-dealers, (B) they are not participating in a distribution of the Exchange Notes and (C) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (y) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Rule 144A Global Notes and/or Regulation S Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall, upon receipt of a Company Order in accordance with Section 305 of the Indenture, authenticate and deliver to the Persons designated by the Holders of the Restricted Definitive Notes so accepted Unrestricted Definitive Notes in the appropriate principal amount.

                  (ii) Following the effectiveness of a Shelf Registration Statement the Company shall issue and, upon receipt of a Company Order in accordance with Section 305 of the Indenture the Trustee shall authenticate from time to time (x) one or more Unrestricted Global Notes, or, if there shall be at the time one or more Unrestricted Global Notes outstanding and such increase can be effected in accordance with Applicable Procedures, the Trustee shall increase or cause to be increased the aggregate principal amount thereof, in each case in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes sold by Persons that certify as to the consummation of such sale under the Shelf Registration Statement in a manner acceptable to the Trustee and the Company and (y) Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes sold by Persons that certify as to the consummation of such sale under the Shelf Registration Statement in a manner acceptable to the Trustee and the Company. Concurrently with the issuance of such Unrestricted Global Notes, the Trustee shall cause the aggregate principal amount of the applicable Rule 144A Global Notes and/or the Regulation S Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall, upon receipt of a Company Order in accordance with Section 305 of the Indenture, authenticate and deliver to the Persons designated by the Holders of Restricted Definitive Notes so sold Unrestricted Definitive Notes in the appropriate principal amount.

                  (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under the Indenture unless specifically stated otherwise in the applicable provisions of the Indenture.

                  (i) Private Placement Legend. (A) Except as permitted by subparagraph (B) below, each Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  "THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER:
                  (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR
                  (B) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) CLEAR CHANNEL OR ANY SUBSIDIARY THEREOF, (B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT

                  IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE
                  (C) OR (D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION REQUIRED TO BE DELIVERED PURSUANT TO THE INDENTURE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

                  (B) Notwithstanding the foregoing, any Note which is (i) a Regulation S Global Note (and any Note issued in exchange therefor or substitution thereof after the Restricted Period), (ii) a Note which has been exchanged or transferred pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement, or (iii) a Note which has been transferred in accordance with Rule 144, provided that in such case an Opinion of Counsel is delivered which states that the Note does not have to bear the Private Placement Legend in the cases where such opinion is required under this Indenture, shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                  "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SEVENTH SUPPLEMENTAL INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE TWO OF THE SEVENTH SUPPLEMENTAL INDENTURE TO THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN CERTAIN CIRCUMSTANCES IN THE SEVENTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                  (iii) Regulation S Global Note Legend. The Regulation S Global Note shall bear a legend in substantially the following form:

                  "THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE SEVENTH SUPPLEMENTAL INDENTURE (AS DEFINED HEREIN). DURING THE RESTRICTED PERIOD, INTERESTS IN THIS NOTE MAY ONLY BE HELD THROUGH EUROCLEAR AND CLEARSTREAM, LUXEMBOURG."

                  (iv) Definitive Note Legend. Each Definitive Note will also bear the following additional legend::

                  "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 309 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary to reflect such increase.

                  The Trustee and the Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer or exchange imposed under the Indenture, this Seventh Supplemental Indenture or under applicable law with respect to any transfer or exchange of any interest in any Note (including any transfers between or among Participants, Indirect Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture or this Seventh Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  SECTION 2.10. Satisfaction and Discharge of Indenture; Defeasance. Section 402(b) of the Indenture applies to the Notes. In addition to the obligations of the Company listed in Section 402(c) of the Indenture as surviving legal defeasance, the Company's right to optional redemption of the Notes granted in this Seventh Supplemental Indenture shall also survive.

                                   ARTICLE III

                            Miscellaneous Provisions

                  SECTION 3.01. The Indenture, as supplemented by this Seventh Supplemental Indenture, is in all respects ratified and confirmed. This Seventh Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. Provisions in the Indenture regarding global notes, to the extent inconsistent with the provisions hereof, are hereby amended or superceded by the provisions of this Seventh Supplemental Indenture.

                  SECTION 3.02. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Seventh Supplemental Indenture.

                  SECTION 3.03. This Seventh Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed as of the day and year first above written.

                                            CLEAR CHANNEL COMMUNICATIONS, INC.,

                                            by
                                               --------------------------------
                                                     Name:
                                                     Title:


                                            THE BANK OF NEW YORK, as Trustee

                                            by
                                               --------------------------------
                                                     Name:
                                                     Title:

                                                                       EXHIBIT A



                                  FACE OF NOTE

                  THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SEVENTH SUPPLEMENTAL INDENTURE TO THE INDENTURE GOVERNING THIS NOTICE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE TWO OF THE SEVENTH SUPPLEMENTAL INDENTURE TO THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN CERTAIN CIRCUMSTANCES DESCRIBED IN THE SEVENTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                  THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE
HOLDER: (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) CLEAR CHANNEL OR ANY SUBSIDIARY THEREOF, (B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C) OR (D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT

TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                               6.50% NOTE DUE 2005


No.                                                       CUSIP:      184502AH5
    -----------------                                     Common Code: 11378692
Euro 174,620,000                                          ISIN:    US184502AH55


                  Clear Channel Communications, Inc. a Texas company (the "Company" or "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of Euro 174,620,000 on July 7, 2005, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, or in Luxembourg, in euro, and to pay interest thereon annually on July 7 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing July 7, 2001, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from July 7, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. To the extent interest is required to be calculated for a period of less than one year, it will be calculated on the basis of the actual number of days elapsed divided by the actual number of days in the period from and including the immediately preceding Interest Payment Date to but excluding the next Interest Payment Date.

                  For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system is not open.

                  The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the June 23 immediately preceding such Interest Payment Date (each, a "Regular Record Date"). Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the trustee by such Person by the applicable record date of the Notes.

                  All references in the Notes to interest shall include any Additional Interest or Additional Amounts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, CLEAR CHANNEL COMMUNICATIONS, INC. has caused this Note to be duly executed.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.

                                            by
                                               --------------------------------
                                                     Name:
                                                     Title:


[Company Seal]                              by
                                               --------------------------------
                                                     Name:
                                                     Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                                 as Trustee,

         Dated: July 7, 2000                by
                                                -------------------------------
                                                    Authorized Signatory

                                 REVERSE OF NOTE

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                               6.50% NOTE DUE 2005


                  1. Indenture. (a) This Note is one of a duly authorized issue of notes of the Company (hereinafter called the "Notes") of a series designated as the 6.50% Notes due 2005 of the Issuer, initially limited in aggregate principal amount to Euro 650,000,000, all issued or to be issued under and pursuant to an indenture, dated as of October 1, 1997, as amended and supplemented by Seventh Supplemental Indenture, dated as of July 7, 2000 (as so amended and supplemented, the "Indenture"), between the Company, and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes.

                  (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "Securities") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as provided in the Indenture.

                  (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  2. Amendments and Waivers. (a) The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders of not less than a majority in principal amounts of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series.

                  (b) Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive certain past defaults and their consequences with respect to such series under the Indenture.

                  3. Obligation to Pay Principal, Premium, if Any, and Interest. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

                  4. Redemption. This note is subject to redemption upon certain events of taxation to the extent provided in Article II of the Seventh Supplemental Indenture.

                  5. Certain Covenants. The Indenture restricts the Company's ability to merge, consolidate or transfer its properties or assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of Mortgages it may incur, as well as its ability to enter into sale and leaseback transactions, all as more fully described in the Indenture. Certain of such covenants are subject to the covenant Defeasance procedures outlined in the Indenture.

                  6. Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  7. Denominations; Transfer. (a) The Notes are issuable in registered form without coupons in denominations of Euro 1,000 and any multiple of Euro 1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg and in the manner and subject to the limitations provided in the Indenture.

                  (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Company may require payment of any tax or other governmental charge imposed in connection therewith.

                  (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

                  8. Holder as Owner. The Company, the Trustee and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Company or the Trustee or any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

                  9. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes other than Holders of Unrestricted Global Notes and Holders of Unrestricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of July 7, 2000, among the Company and the parties named on the signature pages thereof.

                  10. Governing Law. The laws of the State of New York govern the Indenture and this Note.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE


-----------------------------------

-----------------------------------

-----------------------------------



PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

the within Note of Clear Channel Communications, Inc. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Clear Channel Communications, Inc., with full power of substitution in the premises.



Dated:



                                        ---------------------------
                                                Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in the Global Note, have been made:

                                                                 Principal
                Amount of                Amount of               Amount of this          Signature of
                Decrease in              Increase in             Global Note             Authorized
                Principal                Principal               following such          Officer of
Date of         Amount of this           Amount of this          Decrease (or            Trustee or
Exchange        Global Note              Global Note             Increase)               Custodian
--------        -------------            -------------           --------------          -----------







---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

* This Schedule may be used by the Trustee in respect of a Global Note, and, if so used, shall be deemed a part thereof for all purposes.

                              TEMPORARY GLOBAL NOTE

                                  FACE OF NOTE

                  THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SEVENTH SUPPLEMENTAL INDENTURE TO THE INDENTURE GOVERNING THIS NOTICE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE TWO OF THE SEVENTH SUPPLEMENTAL INDENTURE TO THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN CERTAIN CIRCUMSTANCES DESCRIBED IN THE SEVENTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                  THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE SEVENTH SUPPLEMENTAL INDENTURE (AS DEFINED HEREIN). DURING THE RESTRICTED PERIOD, INTERESTS IN THE NOTE MAY ONLY BE HELD THROUGH EUROCLEAR AND CLEARSTREAM, LUXEMBOURG.

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                               6.50% NOTE DUE 2005


No.
    ---------------                                      Common Code: 11378668
Euro 475,380,000                                         ISIN:    XSO113786684


                  Clear Channel Communications, Inc. a Texas company (the "Company" or "Issuer"), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of Euro 475,380,000 on July 5, 2005, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, or in Luxembourg, in euro, and to pay interest thereon annually on July 7 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing July 7, 2001, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from July 7, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. To the extent interest is required to be calculated for a period of less than one year, it will be calculated on the basis of the actual number of days elapsed divided by the actual number of days in the period from and including the immediately preceding Interest Payment Date to but excluding the next Interest Payment Date.

                  For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system is not open.

                  The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the June 23 immediately preceding such Interest Payment Date (each, a "Regular Record Date"). Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the trustee by such Person by the applicable record date of the Notes.

                  All references in the Notes to interest shall include any Additional Interest or Additional Amounts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, CLEAR CHANNEL COMMUNICATIONS, INC. has caused this Note to be duly executed.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.

                                            by
                                                -------------------------------
                                                  Name:
                                                  Title:


[Company Seal]                              by
                                                -------------------------------
                                                  Name:
                                                  Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                                 as Trustee,

         Dated: July 7, 2000                by
                                                -------------------------------
                                                    Authorized Signatory

                                 REVERSE OF NOTE

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                               6.50% NOTE DUE 2005


                  1. Indenture. (a) This Note is one of a duly authorized issue of notes of the Company (hereinafter called the "Notes") of a series designated as the 6.50% Notes due 2005 of the Issuer, initially limited in aggregate principal amount to Euro 650,000,000, all issued or to be issued under and pursuant to an indenture, dated as of October 1, 1997, as amended and supplemented by Seventh Supplemental Indenture, dated as of July 7, 2000(as so amended and supplemented, the "Indenture"), between the Company, and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes.

                  (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "Securities") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as provided in the Indenture.

                  (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  2. Amendments and Waivers. (a) The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders of not less than a majority in principal amounts of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series.

                  (b) Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive certain past defaults and their consequences with respect to such series under the Indenture.

                  3. Obligation to Pay Principal, Premium, if Any, and Interest. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

                  4. Redemption. This note is subject to redemption upon certain events of taxation to the extent provided in Article II of the Seventh Supplemental Indenture.

                  5. Certain Covenants. The Indenture restricts the Company's ability to merge, consolidate or transfer its properties or assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of Mortgages it may incur, as well as its ability to enter into sale and leaseback transactions, all as more fully described in the Indenture. Certain of such covenants are subject to the covenant Defeasance procedures outlined in the Indenture.

                  6. Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  7. Denominations; Transfer. (a) The Notes are issuable in registered form without coupons in denominations of Euro 1,000 and any multiple of Euro 1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg and in the manner and subject to the limitations provided in the Indenture.

                  (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Company may require payment of any tax or other governmental charge imposed in connection therewith.

                  (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

                  8. Holder as Owner. The Company, the Trustee and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Company or the Trustee or any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

                  9. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes other than Holders of Unrestricted Global Notes and Holders of Unrestricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of July 7, 2000, among the Company and the parties named on the signature pages thereof.

                  10. Governing Law. The laws of the State of New York govern the Indenture and this Note.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

---------------------------

---------------------------

---------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

the within Note of Clear Channel Communications, Inc. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Clear Channel Communications, Inc., with full power of substitution in the premises.



Dated:



                                                  ---------------------
                                                        Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in the Global Note, have been made:

                                                                 Principal
                Amount of                Amount of               Amount of this          Signature of
                Decrease in              Increase in             Global Note             Authorized
                Principal                Principal               following such          Officer of
Date of         Amount of this           Amount of this          Decrease (or            Trustee or
Exchange        Global Note              Global Note             Increase)               Custodian
--------        -------------            -------------           --------------          -----------












---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

* This Schedule may be used by the Trustee in respect of a Global Note, and, if so used, shall be deemed a part thereof for all purposes.

                              PERMANENT GLOBAL NOTE

                                  FACE OF NOTE

                  THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SEVENTH SUPPLEMENTAL INDENTURE TO THE INDENTURE GOVERNING THIS NOTICE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE TWO OF THE SEVENTH SUPPLEMENTAL INDENTURE TO THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN CERTAIN CIRCUMSTANCES DESCRIBED IN THE SEVENTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                               6.50% NOTE DUE 2005


No.
    ---------------------                                Common Code: 11378668
Euro 475,380,000                                         ISIN:    XSO113786684


                  Clear Channel Communications, Inc. a Texas company (the "Company" or "Issuer"), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of Euro 475,380,000 on July 7, 2005, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, or in Luxembourg, in euro, and to pay interest thereon annually on July 7 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing July 7, 2001, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from July 7, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. To the extent interest is required to be calculated for a period of less than one year, it will be calculated on the basis of the actual number of days elapsed divided by the actual number of days in the period from and including the immediately preceding Interest Payment Date to but excluding the next Interest Payment Date.

                  For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system is not open.

                  The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the June 23 immediately preceding such Interest Payment Date (each, a "Regular Record Date"). Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the trustee by such Person by the applicable record date of the Notes.

                  All references in the Notes to interest shall include any Additional Interest or Additional Amounts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                IN WITNESS WHEREOF, CLEAR CHANNEL COMMUNICATIONS,
INC. has caused this Note to be duly executed.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.

                                            by
                                                -------------------------------
                                                  Name:
                                                  Title:


[Company Seal]                              by
                                                -------------------------------
                                                  Name:
                                                  Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                                 as Trustee,

         Dated: July 7, 2000                by
                                                -------------------------------
                                                    Authorized Signatory

                                 REVERSE OF NOTE

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                               6.50% NOTE DUE 2005


                  1. Indenture. (a) This Note is one of a duly authorized issue of notes of the Company (hereinafter called the "Notes") of a series designated as the 6.50% Notes Due 2005 of the Issuer, initially limited in aggregate principal amount to Euro 650,000,000, all issued or to be issued under and pursuant to an indenture, dated as of October 1, 1997, as amended and supplemented by Seventh Supplemental Indenture, dated as of July 7, 2000 (as so amended and supplemented, the "Indenture"), between the Company, and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes.

                  (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "Securities") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as provided in the Indenture.

                  (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  2. Amendments and Waivers. (a) The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders of not less than a majority in principal amounts of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series.

                  (b) Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive certain past defaults and their consequences with respect to such series under the Indenture.

                  3. Obligation to Pay Principal, Premium, if Any, and Interest. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

                  4. Redemption. This note is subject to redemption upon certain events of taxation to the extent provided in Article II of the Seventh Supplemental Indenture.

                  5. Certain Covenants. The Indenture restricts the Company's ability to merge, consolidate or transfer its properties or assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of Mortgages it may incur, as well as its ability to enter into sale and leaseback transactions, all as more fully described in the Indenture. Certain of such covenants are subject to the covenant Defeasance procedures outlined in the Indenture.

                  6. Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  7. Denominations; Transfer. (a) The Notes are issuable in registered form without coupons in denominations of Euro 1,000 and any multiple of Euro 1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg and in the manner and subject to the limitations provided in the Indenture.

                  (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Company may require payment of any tax or other governmental charge imposed in connection therewith.

                  (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

                  8. Holder as Owner. The Company, the Trustee and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Company or the Trustee or any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

                  9. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes other than Holders of Unrestricted Global Notes and Holders of Unrestricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of July 7, 2000, among the Company and the parties named on the signature pages thereof.

                  10. Governing Law. The laws of the State of New York govern the Indenture and this Note.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:


PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

---------------------------

---------------------------

---------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

the within Note of Clear Channel Communications, Inc. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Clear Channel Communications, Inc., with full power of substitution in the premises.



Dated:



                                                  ------------------
                                                      Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in the Global Note, have been made:

                                                                 Principal
                Amount of                Amount of               Amount of this          Signature of
                Decrease in              Increase in             Global Note             Authorized
                Principal                Principal               following such          Officer of
Date of         Amount of this           Amount of this          Decrease (or            Trustee or
Exchange        Global Note              Global Note             Increase)               Custodian
--------        -------------            -------------           --------------          -----------












---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


* This Schedule may be used by the Trustee in respect of a Global Note, and, if so used, shall be deemed a part thereof for all purposes.

                                                       Rule 144A Definitive Note


                             [FORM OF FACE ON NOTE]


                  THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE
HOLDER: (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) CLEAR CHANNEL OR ANY SUBSIDIARY THEREOF, (B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C) OR (D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                        CLEAR CHANNEL COMMUNICATION, INC.

                               6.50% NOTE DUE 2005


No.                                                     CUSIP: [ ]
    --------------------------------
                                                        Common Code: [ ]
Euro                                                    ISIN: [ ]
     -------------------------------


                  Clear Channel Communications, Inc. a Texas company (the "Company" or "Issuer"), for value received, hereby promises to pay to [ ] or registered assigns, the principal sum of [ ] Euro on [ ], at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, or in Luxembourg, in euro, and to pay interest thereon annually on July 7 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing [ ], the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from [ ] or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. To the extent interest is required to be calculated for a period of less than one year, it will be calculated on the basis of the actual number of days elapsed divided by the actual number of days in the period from and including the immediately preceding Interest Payment Date to but excluding the next Interest Payment Date.

                  For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system is not open.

                  The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the

June 23 immediately preceding such Interest Payment Date (each, a "Regular Record Date"). Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this
Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the trustee by such Person by the applicable record date of the Notes.

                  All references in the Notes to interest shall include any Additional Interest or Additional Amounts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, CLEAR CHANNEL COMMUNICATIONS, INC. has caused this Note to be duly executed.

                                            CLEAR CHANNEL COMMUNICATIONS, INC.

                                            by
                                                -------------------------------
                                                  Name:
                                                  Title:


[Company Seal]                              by
                                                -------------------------------
                                                  Name:
                                                  Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                                 as Trustee,

         Dated: [    ], 2000                by
                                                -------------------------------
                                                    Authorized Signatory

                            [FORM OF REVERSE OF NOTE]

                        CLEAR CHANNEL COMMUNICATION, INC.

                               6.5% NOTES DUE 2005


                  1. Indenture. (a) This Note is one of a duly authorized issue of notes of the Company (hereinafter called the "Notes") of a series designated as the 6.50% Notes due 2005 of the Issuer, initially limited in aggregate principal amount to Euro 650,000,000, all issued or to be issued under and pursuant to an indenture, dated as of October 1, 1997, as amended and supplemented by Seventh Supplemental Indenture, dated as of July 7, 2000 (as so amended and supplemented, the "Indenture"), between the Company, and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes.

                  (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "Securities") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as provided in the Indenture.

                  (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  2. Amendments and Waivers. (a) The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders of not less than a majority in principal amounts of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series.

                  (b) Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive certain past defaults and their consequences with respect to such series under the Indenture.

                  3. Obligation to Pay Principal, Premium, if Any, and Interest. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

                  4. Redemption. This note is subject to redemption upon certain events of taxation to the extent provided in Article II of the Seventh Supplemental Indenture.

                  5. Certain Covenants. The Indenture restricts the Company's ability to merge, consolidate or transfer its properties or assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of Mortgages it may incur, as well as its ability to enter into sale and leaseback transactions, all as more fully described in the Indenture. Certain of such covenants are subject to the covenant Defeasance procedures outlined in the Indenture.

                  6. Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  7. Denominations; Transfer. (a) The Notes are issuable in registered form without coupons in denominations of Euro 1,000 and any multiple of Euro 1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg and in the manner and subject to the limitations provided in the Indenture.

                  (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Company may require payment of any tax or other governmental charge imposed in connection therewith.

                  (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

                  8. Holder as Owner. The Company, the Trustee and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Company or the Trustee or any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

                  9. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes other than Holders of Unrestricted Global Notes and Holders of Unrestricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of July 7, 2000, among the Company and the parties named on the signature pages thereof.

                  10. Governing Law. The laws of the State of New York govern the Indenture and this Note.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:


PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

---------------------------

---------------------------

---------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
the within Note of Clear Channel Communications, Inc. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Clear Channel Communications, Inc., with full power of substitution in the premises.



Dated:



                                                  --------------------
                                                       Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in the Global Note, have been made:


                                                                 Principal
                Amount of                Amount of               Amount of this          Signature of
                Decrease in              Increase in             Global Note             Authorized
                Principal                Principal               following such          Officer of
Date of         Amount of this           Amount of this          Decrease (or            Trustee or
Exchange        Global Note              Global Note             Increase)               Custodian
--------        -------------            -------------           --------------          -----------












---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

* This Schedule may be used by the Trustee in respect of a Global Note, and, if so used, shall be deemed a part thereof for all purposes.

                                                    Regulation S Definitive Note

                             [FORM OF FACE ON NOTE]


                  THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). DURING THE RESTRICTED PERIOD, INTERESTS IN THE NOTE MAY ONLY BE HELD THROUGH EUROCLEAR AND CLEARSTREAM, LUXEMBOURG.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                               6.50% NOTE DUE 2005


No.                                                   CUSIP: [ ]
    ------------------
                                                      Common Code: [ ]
Euro                                                  ISIN: [ ]
     -----------------


                  Clear Channel Communications, Inc. a Texas company (the "Company" or "Issuer"), for value received, hereby promises to pay to [ ] or registered assigns, the principal sum of [ ] Euro on [ ], at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, or in Luxembourg, in euro, and to pay interest thereon annually on July 7 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing [ ], the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from [ ] or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. To the extent interest is required to be calculated for a period of less than one year, it will be calculated on the basis of the actual number of days elapsed divided by the actual number of days in the period from and including the immediately preceding Interest Payment Date to but excluding the next Interest Payment Date.

                  For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system is not open.

                  The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the

June 23 immediately preceding such Interest Payment Date (each, a "Regular Record Date"). Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this
Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the trustee by such Person by the applicable record date of the Notes.

                  All references in the Notes to interest shall include any Additional Interest or Additional Amounts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, CLEAR CHANNEL COMMUNICATIONS, INC. has caused this Note to be duly executed.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.

                                            by
                                                -------------------------------
                                                  Name:
                                                  Title:


[Company Seal]                              by
                                                -------------------------------
                                                  Name:
                                                  Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                                 as Trustee,

         Dated: [    ], 2000                by
                                                -------------------------------
                                                    Authorized Signatory

                            [FORM OF REVERSE OF NOTE]

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                              6.50% NOTES DUE 2005


                  1. Indenture. (a) This Note is one of a duly authorized issue of notes of the Company (hereinafter called the "Notes") of a series designated as the 6.50% Notes due 2005 of the Issuer, initially limited in aggregate principal amount to Euro 650,000,000, all issued or to be issued under and pursuant to an indenture, dated as of October 1, 1997, as amended and supplemented by Seventh Supplemental Indenture, dated as of July 7, 2000 (as so amended and supplemented, the "Indenture"), between the Company, and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes.

                  (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "Securities") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as provided in the Indenture.

                  (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  2. Amendments and Waivers. (a) The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders of not less than a majority in principal amounts of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series.

                  (b) Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series, on behalf of the Holders of all Securities of such series, to waive certain past defaults and their consequences with respect to such series under the Indenture.

                  3. Obligation to Pay Principal, Premium, if Any, and Interest. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

                  4. Redemption. This note is subject to redemption upon certain events of taxation to the extent provided in Article II of the Seventh Supplemental Indenture.

                  5. Certain Covenants. The Indenture restricts the Company's ability to merge, consolidate or transfer its properties or assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of Mortgages it may incur, as well as its ability to enter into sale and leaseback transactions, all as more fully described in the Indenture. Certain of such covenants are subject to the covenant Defeasance procedures outlined in the Indenture.

                  6. Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  7. Denominations; Transfer. (a) The Notes are issuable in registered form without coupons in denominations of Euro 1,000 and any multiple of Euro 1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg and in the manner and subject to the limitations provided in the Indenture.

                  (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Company may require payment of any tax or other governmental charge imposed in connection therewith.

                  (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

                  8. Holder as Owner. The Company, the Trustee and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Company or the Trustee or any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

                  9. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes other than Holders of Unrestricted Global Notes and Holders of Unrestricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of July 7, 2000, among the Company and the parties named on the signature pages thereof.

                  10. Governing Law. The laws of the State of New York govern the Indenture and this Note.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:


PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

---------------------------

---------------------------

---------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
the within Note of Clear Channel Communications, Inc. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Clear Channel Communications, Inc., with full power of substitution in the premises.



Dated:



                                             -----------------------
                                                    Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in the Global Note, have been made:

                                                                 Principal
                Amount of                Amount of               Amount of this          Signature of
                Decrease in              Increase in             Global Note             Authorized
                Principal                Principal               following such          Officer of
Date of         Amount of this           Amount of this          Decrease (or            Trustee or
Exchange        Global Note              Global Note             Increase)               Custodian
--------        -------------            -------------           --------------          -----------












---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

* This Schedule may be used by the Trustee in respect of a Global Note, and, if so used, shall be deemed a part thereof for all purposes.

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER


Clear Channel Communications, Inc.
200 East Basse Road
San Antonio, Texas  78209

The Bank of New York
Corporate Trust Administration
101 Barclay Street
21st Floor West
New York, New York  10286

             Re:  6.50% Notes Due 2005


(CUSIP 184502AH5)

                  Reference is hereby made to the Indenture, dated as of October 1, 1997, and the Seventh Supplemental Indenture dated July 7, 2000 (collectively, the "Indenture") between Clear Channel Communications, Inc. and The Bank of New York as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  _____________, (the "Transferor") owns and proposes to transfer the Note[s} or interest in such Note[s] specified in Annex A hereto, in the principal amount of (E)_________ in such Note[s] or interest (the "Transfer"), to __________ (the "transferee"), as further specified in annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

                  [_]1. CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A
BENEFICIAL INTEREST IN A 144A GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest of Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest of Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest of Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

                  [___]2.CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 and Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation s Global Note, the Temporary Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

                  [_]3. CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A RESTRICTED DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is not being effected in compliance with the transfer restrictions applicable to beneficial interest in Regulation S Global Notes, Rule 144A Global Notes, and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that such transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States.

                  [_]4. CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF
AN UNRESTRICTED DEFINITIVE NOTE.

                  [ ](a) CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Rule 144A Global Notes, the Restricted Definitive Notes and in the Indenture.

                  [ ](b) CHECK IF TRANSFER IS PURSUANT TO REGULATIONS. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Rule 144A Global Notes, the Restricted Definitive Notes and in the Indenture.

                  [ ](c) CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United states and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest of Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Notes, the Rule 144A Global Notes, the Restricted Definitive Notes and in the Indenture.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.



                                                     ---------------------------
                                                     [Insert Name of Transferor]


                                                     By:


                                                     --------------------------
                                                     Name:
                                                     Title:


                                                     Dated:
                                                           --------------------

                       ANNEX A TO CERTIFICATE OF TRANSFER


                  1. The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR 9b)]

                  [ ](a) a beneficial interest in the:

                           [ ](i)           144A Global Note (CUSIP ___), or
                           [ ](ii)          Regulations S Global Note
                                            (CUSIP___).

                  [ ](b) a Restricted Definitive Note.


                  2.  After the Transfer the Transferee will hold:

                                   [CHECK ONE]


                  [ ](a) a beneficial interest in the:


                           [ ](i)           144A Global Note (CUSIP ___)
                           [ ](ii)          Regulation S Global Note (CUSIP
                                            ___), or
                           [ ](iii)          Unrestricted Global Note (CUSIP
                                            ___); or

                  [ ](b) a Restricted Definitive Note; or

                  [ ](c) an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE



Clear Channel Communications, Inc.
200 Basse Road
San Antonio, Texas  78209

The Bank of New York
Corporate Trust Administration
101 Barclay Street
21st Floor West
New York, New York  10286

             Re:  6.50% Notes Due 2005


(CUSIP 184502AH5)

                  Reference is hereby made to the Indenture, dated as of October 1, 1997, and the Seventh Supplemental Indenture dated July 7, 2000 (collectively, the "Indenture") between Clear Channel Communications, Inc., and the Bank of New York.

                  _____________, (the "Owner") owns and proposes to exchange its interest in the Note[s} or interest in such Note[s] specified herein, in the principal amount of (E)_________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

                  [___]1. CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A REGULATION S GLOBAL NOTE OR RULE 144A GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Regulation S Global Note or Rule 144A Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Acts"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  [ ]2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN REGULATIONS S GLOBAL NOTES OR RULE 144A GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN REGULATION S GLOBAL NOTES OR RULE 144A GLOBAL NOTES.

                  [ ] (a) CHECK IF EXCHANGE IS TO A RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Rule 144A Global Note or a Regulation S Global Notes for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

                  [ ] (b) CHECK IF EXCHANGE IS TO BENEFICIAL INTEREST IN A RULE 144A GLOBAL NOTE OR A REGULATION S GLOBAL NOTE: In connection with the Exchange of the Owner's Note for a beneficial interest in the [CHECK ONE] [ ] Rule 144A Global Note, [ ] Regulation S Global Note, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Rule 144A Global Notes or Regulation S Global Notes or Restrictive Definitive Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A global Notes or Regulation S Global Notes, as the case may be, and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                             --------------------------------
                                             [Insert Name of Owner]


                                             By:

                                             --------------------------------
                                             Name:
                                             Title:

                                             Dated:
                                                    -------------------------